WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
($ in Thousands)
Exhibit 99.2

	As of 12/24		As of 03/25		As of 06/25
Allowance for Credit Losses (ACL) - Total	$225,022		$222,709		$219,268
ACL - Loans	204,522		202,709		198,768
ACL - Unfunded Commitments	20,500		20,000		20,500
Total ACL as a % of Gross Loans	1.00%		1.01%		1.03%

	12/24 QTR	12/24 YTD	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD
Loan Originations - Total	$930,689	$930,689	$913,759	$1,844,448	$697,031	$2,541,479
Multi-Family	6,388	6,388	24,464	30,852	5,534	36,386
Commercial Real Estate	47,726	47,726	82,295	130,021	44,078	174,099
Commercial & Industrial	405,877	405,877	429,009	834,886	324,898	1,159,784
Construction	162,662	162,662	171,344	334,005	205,809	539,814
Land - Acquisition & Development	7,934	7,934	24,474	32,408	18,592	51,000
Single-Family Residential	156,117	156,117	48,088	204,205	7,481	211,686
Construction - Custom	51,009	51,009	28,986	79,995	—	79,995
Land - Consumer Lot Loans	4,968	4,968	2,372	7,340	—	7,340
HELOC	43,030	43,030	41,897	84,927	34,466	119,393
Consumer	44,978	44,978	60,830	105,808	56,173	161,981

Purchased Loans	$102,016	$102,016	$3,847	$105,863	$3,960	$109,823

Loan Repayments & Payoffs - Total	$981,574	$981,574	$1,183,897	$2,165,471	$1,479,083	$3,644,554
Multi-Family	63,136	63,136	80,455	143,591	158,024	301,615
Commercial Real Estate	114,179	114,179	106,057	220,236	153,541	373,777
Commercial & Industrial	338,005	338,005	476,377	814,382	465,037	1,279,419
Construction	116,331	116,331	164,167	280,498	290,942	571,440
Land - Acquisition & Development	29,960	29,960	25,047	55,007	21,063	76,070
Single-Family Residential	214,726	214,726	232,447	447,173	242,950	690,123
Construction - Custom	21,526	21,526	14,704	36,230	30,446	66,676
Land - Consumer Lot Loans	6,556	6,556	7,104	13,660	5,895	19,555
HELOC	34,048	34,048	32,659	66,707	46,221	112,928
Consumer	43,107	43,107	44,880	87,987	64,964	152,951

Weighted Average Rate on Originations	6.91%		7.12%		7.22%
Weighted Average Rate on Payoffs	6.50%		6.74%		6.25%

Net Loan Fee Accretion	$3,070	$3,070	$3,192	$6,262	$3,093	$9,355
Net Discount Accretion on Acquired Loans	$6,930	$6,930	$6,447	$13,377	$6,512	$19,889

MBS Repayments	$68,287	$68,287	$59,306	$127,593	$94,310	$221,903
MBS Net Premium Amortization	$434	$434	$877	$1,311	$1,014	$2,325

WaFd Fact Sheet Q3 2025	1

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
($ in Thousands)

	As of 12/24		As of 03/25		As of 06/25
Loans Receivable by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,829,736	21.5%	$4,967,125	22.4%	$4,881,996	22.8%
Commercial Real Estate	3,637,986	16.2	3,665,363	16.6	3,615,077	17.0
Commercial & Industrial	2,408,693	10.6	2,389,025	10.7	2,295,802	10.7
Construction	2,062,116	9.2	1,791,886	8.1	1,540,474	7.2
Land - Acquisition & Development	178,687	0.8	178,114	0.8	175,643	0.8
Single-Family Residential	8,520,833	38.0	8,401,084	37.9	8,231,623	38.5
Construction - Custom	335,715	1.5	287,461	1.3	188,109	0.9
Land - Consumer Lot Loans	107,205	0.5	102,475	0.5	96,582	0.5
HELOC	275,132	1.2	284,295	1.3	272,614	1.3
Consumer	75,933	0.3	91,899	0.4	69,912	0.3
	22,432,036	100%	22,158,727	100%	21,367,832	100%
Less:
Loans in Process	903,253		798,996		673,338
Net Deferred Fees, Costs and Discounts	263,760		237,021		218,562
Loans at Amortized Cost	21,265,023		21,122,710		20,475,932

Less:
Allowance for Credit Losses (ACL) - Loans	204,522		202,709		198,768
Net Loans	$21,060,501		$20,920,001		$20,277,164

Net Loan Portfolio by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,714,800	22.4%	$4,840,784	23.2%	$4,753,223	23.5%
Commercial Real Estate	3,572,885	17.0	3,601,008	17.2	3,550,119	17.5
Commercial & Industrial	2,343,246	11.1	2,324,598	11.1	2,235,310	11.0
Construction	1,362,145	6.5	1,191,930	5.7	1,018,588	5.0
Land - Acquisition & Development	139,388	0.7	129,358	0.6	123,627	0.6
Single-Family Residential	8,320,765	39.5	8,223,356	39.3	8,068,150	39.8
Construction - Custom	154,495	0.7	136,424	0.7	94,625	0.5
Land - Consumer Lot Loans	103,961	0.4	99,370	0.4	93,659	0.4
HELOC	275,880	1.3	284,970	1.4	273,155	1.4
Consumer	72,936	0.3	88,203	0.4	66,708	0.3
	$21,060,501	100%	$20,920,001	100%	$20,277,164	100%

Loan Contractual Term to Maturity or Repricing[1]	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$5,612,092	7.12%	$5,577,953	6.98%	$5,613,535	6.92%
From 4 to 6 months	372,974	5.83	410,864	5.69	287,877	4.63
From 7 to 9 months	328,727	3.19	341,198	4.70	401,319	4.77
From 10 to 12 months	371,071	4.90	377,179	4.76	376,346	4.46
1 to 3 years	3,070,702	4.04	3,063,242	4.22	2,728,113	4.22
3 to 5 years	1,850,505	4.95	1,811,205	4.94	1,743,810	4.98
More than 5 years	9,658,951	4.19	9,541,069	4.22	9,324,933	4.20
Total	$21,265,022	5.04%	$21,122,710	5.06%	$20,475,933	5.04%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q3 2025	2

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
($ in Thousands)

	As of 12/24		As of 03/25		As of 06/25
Loans by State	Amount	%	Amount	%	Amount	%
Washington	$5,857,840	27.5%	$5,726,161	27.1%	$5,590,478	27.3%
Idaho	940,094	4.4	935,583	4.4	927,628	4.5
Oregon	2,477,443	11.7	2,505,629	11.9	2,498,467	12.2
Utah	2,114,388	9.9	2,129,700	10.1	1,980,098	9.7
Nevada	773,271	3.6	786,919	3.6	774,624	3.8
Texas	2,500,824	11.8	2,417,928	11.4	2,390,479	11.7
Arizona	2,333,725	11.0	2,355,148	11.1	2,299,764	11.2
New Mexico	766,170	3.6	802,884	3.8	791,212	3.9
California	3,037,930	14.3	2,979,107	14.1	2,891,410	14.1
Other	463,337	2.2	483,651	2.3	331,773	1.6
Total	$21,265,022	100%	$21,122,710	100%	$20,475,933	100%

Non-Performing Assets	Amount	%	Amount	%	Amount	%
Non-accrual loans:
Multi-Family	$24,077	33.2%	$10,477	17.5%	$11,601	14.1%
Commercial Real Estate	26,292	36.3	29,320	49.0	46,720	56.5
Commercial & Industrial	1,963	2.7	—	—	33	—
Construction	624	0.9	—	—	3,400	4.1
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	17,440	24.1	18,734	31.3	19,246	23.3
Construction - Custom	848	1.2	847	1.4	847	1.0
Land - Consumer Lot Loans	8	—	8	—	8	—
HELOC	786	1.1	300	0.5	662	0.8
Consumer	449	0.6	200	0.3	179	0.2
Total non-accrual loans	72,487	100%	59,886	100%	82,696	100%
Real Estate Owned	3,316		7,688		11,154
Other Property Owned	3,310		3,310		3,310
Total non-performing assets	$79,113		$70,884		$97,160

Non-accrual loans as % of total net loans	0.34%		0.29%		0.41%
Non-performing assets as % of total assets	0.29%		0.26%		0.36%

Net Charge-offs (Recoveries) by Category	12/24 QTR	CO % (a)	03/25 QTR	CO % (a)	06/25 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	163	0.02	4,223	0.46	5,470	0.61
Commercial & Industrial	353	0.06	198	0.03	(89)	(0.02)
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(12)	(0.03)	(8)	(0.02)	(6)	(0.01)
Single-Family Residential	(456)	(0.02)	331	0.02	(105)	(0.01)
Construction - Custom	—	—	—	—	(2)	—
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	(1)	—	—	—	(1)	—
Consumer	184	0.97	319	1.39	174	1.00
Total net charge-offs (recoveries)	$231	—%	$5,063	0.09%	$5,441	0.10%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd Fact Sheet Q3 2025	3

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
($ in Thousands)

	12/24 QTR	12/24 YTD	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD
Efficiency
Operating Expenses/Average Assets	1.62%	1.62%	1.53%	1.58%	1.56%	1.57%
Efficiency Ratio (%)	65.04%	65.04%	58.31%	61.59%	56.01%	59.66%
Amortization of Intangibles	$2,755	$2,755	$2,553	$5,308	$2,369	$7,677

EOP Numbers
Shares Issued and Outstanding	81,373,760		80,758,674		79,130,276

Share repurchase information
Remaining shares authorized for repurchase	11,501,005		10,777,898		9,129,488
Shares repurchased	89,528	89,528	726,082	815,610	1,662,508	2,478,118
Average share repurchase price	$38.09	$38.09	$29.39	$30.35	$29.08	$29.49

Tangible Common Shareholders' Book Value	As of 12/24	As of 03/25	As of 06/25
$ Amount	$2,272,423	$2,285,960	$2,270,034
Per Share	27.93	28.31	28.69

# of Employees	2,175	2,018	2,004

Investments
Available-for-sale:
Agency MBS	$1,600,089	$2,074,672	$2,411,707
Other	1,143,642	1,068,091	975,790
	$2,743,731	$3,142,763	$3,387,497
Held-to-maturity:
Agency MBS	$537,348	$526,502	$512,854
	$537,348	$526,502	$512,854

WaFd Fact Sheet Q3 2025	4

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
($ in Thousands)

	As of 12/24			As of 03/25			As of 06/25
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,589,398	40.1%	73	$8,723,693	40.7%	73	$8,716,662	40.8%	73
Idaho	946,554	4.4	22	949,570	4.4	21	933,759	4.4	21
Oregon	2,704,966	12.6	36	2,798,850	13.1	36	2,779,995	13.0	36
Utah	573,469	2.7	9	601,503	2.8	9	619,203	2.9	9
Nevada	531,383	2.5	8	538,439	2.5	8	547,488	2.5	8
Texas	683,513	3.2	5	398,210	1.9	5	524,380	2.4	5
Arizona	1,628,742	7.6	28	1,676,939	7.8	28	1,666,381	7.8	28
New Mexico	1,568,788	7.3	19	1,666,280	7.8	19	1,711,722	8.0	18
California	4,211,964	19.6	10	4,073,942	19.0	10	3,886,981	18.2	10
Total	$21,438,777	100%	210	$21,427,426	100%	209	$21,386,571	100%	208

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,489,394	11.6%		$2,400,172	11.2%		$2,487,816	11.6%
Interest Checking	4,554,922	21.2		4,625,596	21.6		4,705,457	22.0
Savings	714,755	3.4		715,199	3.4		703,085	3.4
Money Market	4,094,788	19.1		4,113,017	19.2		4,072,766	19.0
Time Deposits	9,584,918	44.7		9,573,442	44.7		9,417,447	44.0
Total	$21,438,777	100%		$21,427,426	100%		$21,386,571	100%

Deposits Uninsured & Non-collateralized - EOP	$5,317,511	24.8%		$5,490,142	25.6%		$5,094,400	23.8%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$3,744,158	4.59%		$3,380,830	4.31%		$3,287,622	4.21%
From 4 to 6 months	2,655,054	4.38%		3,153,646	4.23%		3,340,791	3.79%
From 7 to 9 months	1,538,725	4.49%		1,412,021	3.86%		1,157,423	3.73%
From 10 to 12 months	836,930	3.41%		962,710	3.39%		1,253,435	3.73%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,850,825	4.84%		$1,750,000	4.50%		$925,000	4.49%
From 4 to 6 months	—	—%		—	—%		—	—%
From 7 to 9 months	—	—%		—	—%		100,000	1.60%
From 10 to 12 months	—	—%		100,000	1.67%		—	—%
1 to 3 years	194,284	3.14%		95,193	4.66%		96,112	4.66%
3 to 5 years	18,400	—%		18,565	0.04%		18,564	0.04%
More than 5 years	851,118	1.15%		851,180	0.95%		851,411	0.86%
Total	$2,914,627			$2,814,938			$1,991,087

	12/24 QTR	12/24 YTD	03/25 QTR	03/25 YTD	06/25 QTR	06/25 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$(2,920)	$(2,920)	$(1,811)	$(4,731)	$(1,149)	$(5,880)

WaFd Fact Sheet Q3 2025	5

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
($ in Thousands)

Interest Rate Risk(b)	As of 12/24	As of 03/25	As of 06/25
NPV post up 100 bps shock	10.2%	10.0%	10.6%
NPV post down 100 bps shock	12.2%	12.2%	12.6%
Change in NII after up 100 bps shock	1.4%	0.5%	1.1%
Change in NII after down 100 bps shock	2.0%	4.4%	4.0%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
3/31/2025	8.1%	9.1%
6/30/2025	9.0%	12.5%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd Fact Sheet Q3 2025	6

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2024			March 31, 2025			June 30, 2025
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,954,663	$286,597	5.43%	$20,918,986	$282,077	5.47%	$20,592,807	$279,476	5.44%
Mortgage-backed securities	1,882,688	18,337	3.86	2,369,535	23,926	4.10	2,708,789	27,855	4.12
Cash & investments	2,855,030	37,941	5.27	2,216,944	27,631	5.05	1,683,378	21,544	5.13
FHLB Stock	106,062	2,242	8.39	123,346	2,450	8.06	106,816	2,839	10.66

Total interest-earning assets	25,798,443	345,117	5.31%	25,628,811	336,084	5.32%	25,091,790	331,714	5.30%
Other assets	1,706,133			1,742,509			1,721,710
Total assets	$27,504,576			$27,371,320			$26,813,500

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,743,048	162,150	3.43%	$18,881,290	151,948	3.26%	$18,769,137	146,735	3.14%
Borrowings	2,899,012	27,536	3.77	2,723,664	23,226	3.46	2,226,086	16,991	3.06

Total interest-bearing liabilities	21,642,060	189,686	3.48%	21,604,954	175,174	3.29%	20,995,223	163,726	3.13%
Noninterest-bearing customer accounts	2,523,510			2,448,965			2,493,365
Other liabilities	323,809			278,380			294,167
Total liabilities	24,489,379			24,332,299			23,782,755
Stockholders’ equity	3,015,197			3,039,021			3,030,745
Total liabilities and equity	$27,504,576			$27,371,320			$26,813,500

Net interest income/interest rate spread		$155,431	1.83%		$160,910	2.03%		$167,988	2.17%

Net interest margin(1)			2.39%			2.55%			2.69%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q3 2025	7

WaFd Inc. Announces Third Quarter 2025 Results
WaFd, Inc.
Fact Sheet
June 30, 2025
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #	$ Delinquent	% Based on #
June 30, 2025
Multi-Family	1,872	2,553	$4,780,029	1	2	4	7	0.37%	$9,605	0.20%
Commercial Real Estate	1,276	2,815	3,592,395	3	1	4	8	0.63	4,743	0.13
Commercial & Industrial	5,338	429	2,292,082	10	16	22	48	0.90	835	0.04
Construction	371	2,792	1,035,701	—	—	—	—	—	—	—
Land - Acquisition & Development	77	1,689	130,035	—	—	—	—	—	—	—
Single-Family Residential	21,172	383	8,108,147	51	13	54	118	0.56	34,933	0.43
Construction - Custom	191	499	95,372	—	—	2	2	1.05	848	0.89
Land - Consumer Lot Loans	925	104	95,935	3	—	2	5	0.54	298	0.31
HELOC	4,314	64	276,278	11	2	4	17	0.39	2,182	0.79
Consumer	6,300	11	69,959	22	9	40	71	1.13	344	0.49
	41,836	489	$20,475,933	101	43	132	276	0.66%	$53,788	0.26%

March 31, 2025
Multi-Family	1,901	2,560	$4,867,340	12	—	3	15	0.79%	$15,220	0.31%
Commercial Real Estate	1,288	2,826	3,639,477	2	1	2	5	0.39	3,821	0.10
Commercial & Industrial	2,057	1,159	2,384,745	10	1	10	21	1.02	53	—
Construction	370	3,274	1,211,336	—	—	—	—	—	—	—
Land - Acquisition & Development	70	1,944	136,061	—	—	—	—	—	—	—
Single-Family Residential	21,516	384	8,264,318	46	15	60	121	0.56	34,312	0.42
Construction - Custom	266	517	137,501	—	—	2	2	0.75	848	0.62
Land - Consumer Lot Loans	976	104	101,784	1	—	2	3	0.31	175	0.17
HELOC	4,473	64	288,228	12	6	6	24	0.54	2,835	0.98
Consumer	8,463	11	91,920	22	18	42	82	0.97	683	0.74
	41,380	510	$21,122,710	105	41	127	273	0.66%	$57,947	0.27%

December 31, 2024
Multi-Family	1,922	2,467	$4,740,797	10	3	10	23	1.20%	$23,504	0.50%
Commercial Real Estate	1,282	2,817	3,610,758	1	1	3	5	0.39	670	0.02
Commercial & Industrial	1,792	1,341	2,403,719	12	5	9	26	1.45	2,246	0.09
Construction	389	3,555	1,383,048	2	1	2	5	1.29	4,495	0.33
Land - Acquisition & Development	78	1,880	146,609	—	—	—	—	—	—	—
Single-Family Residential	21,643	386	8,362,881	34	17	59	110	0.51	29,597	0.35
Construction - Custom	308	506	155,714	—	—	2	2	0.65	848	0.54
Land - Consumer Lot Loans	998	107	106,489	2	—	2	4	0.40	333	0.31
HELOC	4,466	62	279,039	9	3	10	22	0.49	2,037	0.73
Consumer	7,947	10	75,969	16	15	70	101	1.27	712	0.94
	40,825	521	$21,265,023	86	45	167	298	0.73%	$64,442	0.30%

WaFd Fact Sheet Q3 2025	8